UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 2, 2022

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S 4th St, Suite 401-412
Minneapolis, MN	55415
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	QUMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 2, 2022, Qumu Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). Of the 17,857,626 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting on the April 25, 2022 record date, 13,846,935 shares, or approximately 77.5%, were present at the Annual Meeting either in person or by proxy.
The following describes the matters considered by the Company’s shareholders at the Annual Meeting, as well as the results of the votes cast at the meeting:
1.To elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withhold	Broker Non-Vote
Rose Bentley	7,629,705	1,380,272	4,836,958
Neil E. Cox	6,859,516	2,150,461	4,836,958
Mary E. Chowning	6,869,416	2,140,561	4,836,958
Daniel R. Fishback	6,856,401	2,153,576	4,836,958
Edward D. Horowitz	6,802,833	2,207,144	4,836,958
Kenan Lucas	7,607,026	1,402,951	4,836,958
Robert F. Olson	6,858,604	2,151,373	4,836,958

2.To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Vote
6,827,330	2,180,153	2,494	4,836,958

3.To approve an amendment to the Qumu Corporation Second Amended and Restated 2007 Stock Incentive Plan to increase the number of shares authorized for issuance by 1,200,000 shares.

For	Against	Abstain	Broker Non-Vote
6,697,756	2,300,468	11,753	4,836,958

4.To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Qumu Corporation for the year ending December 31, 2022.

For	Against	Abstain
11,081,747	2,498,298	266,890

5.To act on a shareholder proposal relating to the engagement of an investment bank for the sale of Qumu, if properly presented.

For	Against	Abstain	Broker Non-Vote
4,682,802	1,223,261	3,103,909	4,836,963

As a result, each nominee was elected as a director of the Company and each other proposal was approved at the Annual Meeting.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on June 3, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ Thomas A. Krueger
Thomas A. Krueger
Chief Financial Officer
Date: June 3, 2022